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                                                                     Exhibit 1.1

                           DMC STRATEX NETWORKS, INC.

                             UNDERWRITING AGREEMENT

                                     [Date]

                To the Representatives named in Schedule I hereto
                 of the Underwriters named in Schedule II hereto

Dear Sirs:

     DMC Stratex Networks, Inc., a Delaware corporation (the "Company"), proposes, subject to the terms and conditions stated herein, to issue and sell to the Underwriters named in Schedule II hereto (the "Underwriters"), the principal amount set forth in Schedule II hereto of its debt securities identified on Schedule I hereto (the "Securities"), to be issued under an indenture, dated as of___________ , as amended or supplemented from time to time (the "Indenture") between the Company and ___________, as Trustee (the "Trustee"), less the principal amount of Securities covered by Delayed Delivery Contracts (as defined in Section 3 hereof), if any, as provided in Section 3 hereof and as may be specified in Schedule II hereto (any Securities to be covered by Delayed Delivery Contracts being herein sometimes referred to as "Contract Securities" and the Securities to be purchased by the Underwriters (after giving effect to the deduction, if any, for Contract Securities) being herein sometimes referred to as "Underwriters' Securities"). If the firm or firms listed in Schedule II hereto include only the firm or firms listed in
Schedule I hereto, then the terms "Underwriters" and "Representatives" as used herein shall each be deemed to refer to such firm or firms.

     The Company has filed with the Securities and Exchange Commission (the "Commission") a "shelf" registration statement on Form S-3, including a prospectus, relating (among other securities) to the Securities, which registration statement has become effective, and will promptly file with the Commission a prospectus supplement specifically relating to the Securities pursuant to Rule 424 under the Securities Act of 1933, as amended (the "Act"). As used in this Agreement, the term "Registration Statement" means such registration statement, including exhibits, financial statements, schedules and documents incorporated by reference therein, as amended to the date hereof. The term "Basic Prospectus" means the prospectus included in the Registration Statement. The term "Prospectus" means the Basic Prospectus together with the prospectus supplement specifically relating to the Securities as filed with the Commission pursuant to such Rule 424. The term "preliminary prospectus" means any preliminary prospectus supplement specifically relating to the Securities together with the Basic Prospectus. Any reference herein to any preliminary prospectus or the Prospectus shall be deemed to refer to and include the documents incorporated by reference therein as of the date of such preliminary prospectus or the Prospectus, as the case may be.

     1. The Company represents and warrants to, and agrees with, each of the Underwriters that:


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          (a)  The Registration Statement has become effective; no stop order suspending the effectiveness of the Registration Statement is in effect; and no proceedings for such purpose are pending before or threatened by the Commission.

          (b) The Company has been duly incorporated, is validly existing as a corporation in good standing under the laws of the State of Delaware, has the corporate power and authority to own its property and to conduct its business as described in the Prospectus and is duly qualified to transact business and is in good standing in each jurisdiction in which the conduct of its business or its ownership or leasing of property requires such qualification, except to the extent that the failure to be so qualified or be in good standing would not have a material adverse effect on the Company and its subsidiaries, taken as a whole.

          (c) The authorized capital stock of the Company and the Securities materially conform as to legal matters to the descriptions thereof contained in the Prospectus.

          (d) This Agreement has been duly authorized, executed and delivered by the Company.

          (e) There has not been any material adverse change, or any development involving a prospective material adverse change, in the condition, financial or otherwise, or in the earnings, business or operations of the Company and its subsidiaries, taken as a whole, from that set forth in the Prospectus.

          (f) There are no legal or governmental proceedings pending or threatened to which the Company or to which any of the properties of the Company is subject that are required to be described in the Registration Statement or the Prospectus and are not so described or any statutes, regulations, contracts or other documents that are required to be described in the Registration Statement or the Prospectus or to be filed as an exhibit to the Registration Statement that are not described or filed as required.

          (g) The Company has all necessary consents, authorizations, approvals, orders, certificates and permits of and from, and has made all declarations and filings with, all federal, state, local and other governmental authorities, all self-regulatory organizations and all courts and other tribunals, to own, lease, license and use its properties and assets and to conduct its business in the manner described in the Prospectus, except to the extent that the failure to obtain or file would not have a material adverse effect on the Company.

          (h) (i) Each document, if any, filed or to be filed pursuant to the Securities Exchange Act of 1934, as amended (the "Exchange Act"), and incorporated by reference in the Prospectus complied or will comply when so filed in all material respects with the Exchange Act and the applicable rules and regulations of the Commission thereunder, (ii) each part of the Registration Statement, when such part became effective, did not contain and each such part, as amended or supplemented, if applicable, will not contain, any untrue statement of a material fact or omit to state a material fact required to


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be stated therein or necessary to make the statements therein not misleading,
(iii) the Registration Statement and the Prospectus comply and, as amended or supplemented, if applicable, will comply in all material respects with the Act and the Trust Indenture Act of 1939 (the "Trust Indenture Act") and the applicable rules and regulations of the Commission thereunder and (iv) the Prospectus does not contain and, as amended or supplemented, if applicable, will not contain any untrue statement of a material fact or omit to state a material fact necessary to make the statements therein, in the light of the circumstances under which they were made, not misleading, except that the representations and warranties set forth in this paragraph (m) do not apply to statements or omissions in the Registration Statement or the Prospectus based upon information concerning any Underwriter furnished to the Company in writing by such Underwriter through you expressly for use therein.

          (i) Since the respective dates as of which information is given in the Registration Statement and in the Prospectus, there have not been, and prior to the Time of Delivery (as defined in Section 4 hereof) there will not be, any changes in the capital stock (other than issuances of Common Stock upon exercises of options and stock appreciation rights, upon earn-outs of performance shares and upon conversions of convertible preferred stock) or any increases in the long-term debt (excluding capital leases) of the Company or any material adverse change, or any development involving a prospective material adverse change, in or affecting the general affairs, management, financial position, shareholders' investment or results of operations of the Company and its subsidiaries, otherwise than as set forth or contemplated in the Prospectus;

          (j) The Company has good and marketable title in fee simple to all real property and good and marketable title to all personal property owned by it, free and clear of all liens, encumbrances and defects except such as are described in the Prospectus or such as do not materially affect the value of such property and do not interfere with the use made and proposed to be made of such property by the Company; and any real property and buildings held under lease by the Company are held by it under valid, subsisting and enforceable leases with such exceptions as are not material and do not interfere with the use made and proposed to be made of such property and buildings by the Company;

          (k) The Company has an authorized capitalization as set forth in the Prospectus, and all of the issued shares of capital stock of the Company have been duly and validly authorized and issued and are fully paid and non-assessable;

          (l) The Securities have been duly authorized, and, when issued and delivered pursuant to this Agreement, and, in the case of any Contract Securities, pursuant to Delayed Delivery Contracts (as defined in Section 3 hereof) with respect to such Contract Securities, will have been duly executed, authenticated, issued and delivered and will constitute valid and legally binding obligations of the Company entitled to the benefits provided by the Indenture; the Indenture has been duly authorized, executed and delivered and constitutes a valid and legally binding instrument, enforceable in accordance with its terms, subject, as to enforcement, to bankruptcy, insolvency, reorganization and other laws of general applicability relating to or affecting


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creditors' rights and to general equity principles; and the Securities and the
Indenture will conform to the description thereof in the Prospectus; and in the event any of the Securities are purchased pursuant to Delayed Delivery Contracts, each of such Delayed Delivery Contracts has been duly authorized by the Company and, when executed and delivered by the Company and the purchaser named therein, will constitute a valid and legally binding agreement of the Company enforceable in accordance with its terms, subject, as to enforcement, to bankruptcy, insolvency, reorganization and other laws of general applicability relating to or affecting creditors' rights and to general equity principles; and any Delayed Delivery Contract will conform to the description thereof in the Prospectus; and

          (m) The issue and sale of the Securities and the compliance by the Company with all of the provisions of the Securities, the Indenture, each of the Delayed Delivery Contracts, if any, and this Agreement and the consummation of the transactions herein and therein contemplated will not conflict with or result in a breach of any of the terms or provisions of, or constitute a default under, or result in the creation or imposition of any lien, charge or encumbrance upon any of the property or assets of the Company pursuant to the terms of, any indenture, mortgage, deed of trust, loan agreement or other agreement or instrument to which the Company is a party or by which the Company is bound or to which any of the property or assets of the Company is subject, nor will such action result in any violation of the provisions of the Amended and Restated Certificate of Incorporation or the Bylaws of the Company or any statute or any order, rule or regulation of any court or governmental agency or body having jurisdiction over the Company; and no consent, approval authorization, order, registration or qualification of or with any court or governmental agency or body is required for the issue and sale of the Securities or the consummation of the other transactions contemplated by this Agreement or any Delayed Delivery Contract or the Indenture, except such as have been obtained, or will have been obtained at the Time of Delivery, under the Act and the Trust Indenture Act and such consents, approvals, authorizations, registrations or qualifications as may be required under state securities or Blue Sky laws in connection with the purchase and/or distribution of the Securities by the Underwriters.

     2. Subject to the terms and conditions herein set forth, the Company agrees to issue and sell to each of the Underwriters, and each of the Underwriters agrees, severally and not jointly, to purchase from the Company, at a purchase price set forth in Schedule I hereto the principal amount of Securities set forth opposite the name of such Underwriter in Schedule II hereto, which principal amount shall be subject to reduction pursuant to Section 3 hereof.

     3. Upon the authorization by you of the release of the Securities, the several Underwriters propose to offer the Securities for sale upon the terms and conditions set forth in the Prospectus. The Company may specify in Schedule I hereto that the Underwriters are authorized to solicit offers to purchase Securities from the Company pursuant to delayed delivery contracts (herein called "Delayed Delivery Contracts"), substantially in the form of Schedule IV attached hereto, but with such changes therein as the Underwriters and the Company may authorize or approve. If so specified, the Underwriters will endeavor to make such arrangements, and as compensation therefor the


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Company will pay to the Underwriters, for their respective accounts, at the time specified in Section 4 hereof, such commission, if any, as may be set forth in
Schedule I. Delayed Delivery Contracts, if any, are to be with the investors of the types described in the Prospectus and subject to other conditions therein set forth. The Underwriters will not have any responsibility in respect of the validity or performance of any Delayed Delivery Contracts.

The principal amount of Contract Securities to be deducted from the principal amount of Securities to be purchased by each Underwriter as set forth in
Schedule II hereto shall be, in each case, the principal amount of Contract Securities which the Company has been advised by the Underwriters have been attributed to such Underwriter, PROVIDED that, if the Company has not been so advised, the amount of Contract Securities to be so deducted shall be, in each case, that proportion of Contract Securities which the principal amount of Securities set forth opposite the name of such Underwriter in Schedule II hereto bears to the total principal amount of the Securities set forth in Schedule II hereto (rounded as the Underwriters may determine). The total principal amount of Underwriters' Securities to be purchased by all the Underwriters hereunder shall be the total principal amount of Securities set forth in Schedule II hereto less the principal amount of the Contract Securities. The Company will deliver to the Underwriters not later than 3:30 p.m., New York City time, on the third business day preceding the Time of Delivery (or such other time and date as the Underwriters and the Company may agree upon in writing) a written notice setting forth the principal amount of Contract Securities.

     4. Underwriters' Securities to be purchased by each Underwriter hereunder shall be delivered by or on behalf of the Company to you for the account of such Underwriter, against payment by such Underwriter or on its behalf of the purchase price therefor in same-day funds, at the office of , at 9:30 a.m., New York City time, on [CLOSING DATE], or at such other time and date as you and the Company may agree upon in writing, such time and date being herein called the "Time of Delivery". The Underwriters' Securities will be delivered by the Company to you in the form of global Securities, representing all of the Securities, which will be deposited by you on behalf of the Underwriters, with The Depository Trust Company, or its nominee, for credit to the respective accounts of the Underwriters.

Concurrently with the delivery of any Contract Securities to the purchasers thereof pursuant to Delayed Delivery Contracts, the Company will deliver to the Underwriters for their respective accounts a check payable to the order of [LEAD UNDERWRITER] in the amount of any compensation payable by the Company to the Underwriters in respect of any Delayed Delivery Contracts as provided in Section 3 hereof and in Schedule I hereto.

     5.   The Company agrees with each of the Underwriters:

          (a) To make no further amendment or supplement to the Registration Statement or to the Prospectus prior to the Time of Delivery to which you reasonably object promptly after reasonable notice thereof; to advise you promptly of any such amendment or supplement after the Time of Delivery and furnish you with copies thereof


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and to file promptly all reports and definitive proxy or information statements required to be filed by the Company with the Commission pursuant to Section 13(a), 13(c), 14 or 15(d) of the Exchange Act subsequent to the date of the Prospectus and for so long as the delivery of a prospectus is required in connection with the offering or sale of the Securities; to advise you, promptly after it receives notice thereof, of the time when any amendment to the Registration Statement has become effective or any supplement to the Prospectus or any amended Prospectus has been filed, of the issuance by the Commission of any stop order or of any order preventing or suspending the use of any Preliminary Prospectus or the Prospectus, of the suspension of the qualification of the Securities for offering or sale in any jurisdiction, of the initiation or threatening of any proceeding for any such purpose, or of any request by the Commission for the amending or supplementing of the Registration Statement or of the Prospectus or for additional information; and in the event of the issuance of any stop order preventing or suspending the use of any Preliminary Prospectus or the Prospectus or suspending any such qualification, to use promptly its best efforts to obtain its withdrawal;

          (b) Promptly from time to time to take such action as you may reasonably request to qualify the Securities for offering and sale under the securities laws of such jurisdictions as you may request and to comply with such laws so as to permit the continuance of sales and dealings therein in such jurisdictions for as long as may be necessary to complete the distribution, PROVIDED that in connection therewith the Company shall not be required to qualify as a foreign corporation or to file a general consent to service of process in any jurisdiction;

          (c) To furnish the Underwriters with copies of the Prospectus in such quantities as you may from time to time reasonably request, and if the delivery of a prospectus is required at any time prior to the expiration of nine months after the time of issue of the Prospectus and if at such time any event shall have occurred as a result of which the Prospectus as then amended or supplemented would include an untrue statement of a material fact or omit to state any material fact necessary in order to make the statements therein, in the light of the circumstances under which they were made when such Prospectus is delivered, not misleading, or, if for any other reason it shall be necessary to amend or supplement the Prospectus or to file under the Exchange Act any document incorporated by reference in the Prospectus in order to comply with the Act, the Exchange Act or the Trust Indenture Act, to notify you and upon your request to file such document and to prepare and furnish without charge to each Underwriter and to any dealer in securities as many copies as you may from time to time reasonably request of an amended Prospectus or a supplement to the Prospectus which will correct such statement or omission or effect such compliance; and in case any Underwriter is required to deliver a prospectus in connection with sales of any of the Securities at any time nine months or more after the time of issue of the Prospectus, upon your request but at the expense of such Underwriter, to prepare and deliver to such Underwriter as many copies as you may request of an amended or supplemented Prospectus complying with
Section 10(a)(3) of the Act;

          (d) To make generally available to its security holders as soon as practicable, but in any event not later than eighteen months after the effective date of the


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Registration Statement, an earnings statement of the Company and its subsidiaries (which need not be audited) complying with Section 11(a) of the Act; and

          (e) During the period beginning from the date hereof and continuing to and including the later of the Time of Delivery or such earlier time as you may notify the Company, not to offer, sell, contract to sell or otherwise dispose of, except as provided hereunder, any securities of the Company that are substantially similar to the Securities.

     6. The Company covenants and agrees with the several Underwriters that the Company will pay or cause to be paid the following: (i) the fees, disbursements and expenses of the Company's counsel and accountants in connection with the registration of the Securities under the Act and all other expenses in connection with the preparation, printing and filing of the Registration Statement, any Preliminary Prospectus and the Prospectus and (except as otherwise expressly provided in Section 5(c) hereof) amendments and supplements thereto and the mailing and delivering of copies thereof to the Underwriters and dealers; (ii) the cost of printing this Agreement, the Indenture, any Delayed Delivery Contracts, and the Blue Sky and Legal Investment Memoranda; (iii) all expenses in connection with the qualification of the Securities for offering and sale under state securities laws as provided in
Section 5(b) hereof, including the fees and disbursements of counsel for the Underwriters in connection with such qualification and in connection with the Blue Sky and legal investment surveys; (iv) any fees charged by securities rating services for rating the Securities; (v) the cost of preparing the Securities; (vi) the fees and expenses of the Trustees and any agent of the Trustee and the fees and disbursements of counsel for the Trustee and any such agent in connection with the Indenture and the Securities; and (vii) all of the other costs and expenses incident to the performance of its obligations hereunder and under any Delayed Delivery Contracts which are not otherwise specifically provided for in this Section. It is understood, however, that, except as provided in this Section, Section 8 and Section 11 hereof, the Underwriters will pay all of their own costs and expenses, including the fees of their counsel, transfer taxes on resale of any of the Securities by them, and any advertising expenses connected with any offers they may make.

     7. The obligations of the Underwriters hereunder shall be subject, in their discretion, to the condition that all representations and warranties and other statements of the Company herein are, at and as of the Time of Delivery, materially true and correct, the condition that the Company shall have performed all of its material obligations hereunder theretofore to be performed, and the following additional conditions:

          (a) No stop order suspending the effectiveness of the Registration Statement shall have been issued and no proceeding for that purpose shall have been initiated or threatened by the Commission; and all requests for additional information on the part of the Commission shall have been complied with to your reasonable satisfaction;

          (b) ________________, counsel for the Underwriters, shall have furnished to you such opinion or opinions, dated the Time of Delivery, with respect to the incorporation of the Company, the validity of the Indenture, the Securities, the Delayed


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Delivery Contracts, if any, the Registration Statement, the Prospectus, and
other related matters as you may reasonably request, and such counsel shall have received such papers and information as they may reasonably request to enable them to pass upon such matters;

          (c) You shall have received on the Closing Date an opinion of Morrison & Foerster LLP, dated the Closing Date, to the effect that

               (i) the Company has been duly incorporated, is validly existing as a corporation in good standing under the laws of the State of Delaware, has the corporate power and authority to own its property and to conduct its business as described in the Prospectus and is duly qualified to transact business and is in good standing in each jurisdiction in which the conduct of its business or its ownership or leasing of property requires such qualification, except to the extent that the failure to be so qualified or be in good standing would not have a material adverse effect on the Company and its subsidiaries taken as a whole;

               (ii) the authorized capital stock of the Company and the Securities materially conform as to legal matters to the descriptions thereof contained in the Prospectus;

               (iii) this Agreement has been duly authorized, executed and delivered by the Company;

               (iv) such counsel does not know of any legal or governmental proceeding pending or threatened to which the Company is a party or to which any of the properties of the Company is subject that are required to be described in the Registration Statement or the Prospectus and are not so described or of any statutes, regulations, contracts or other documents that are required to be described in the Registration Statement or the Prospectus or to be filed as exhibits to the Registration Statement that are not described or filed as required; and

               (v) This Agreement has been duly authorized, executed and delivered by the Company; and in the event any of the Securities are to be purchased pursuant to Delayed Delivery Contracts, each of the Delayed Delivery Contracts has been duly authorized, executed and delivered by the Company and, assuming such contract has been duly executed and delivered by the purchaser named therein, constitutes a valid and legally binding agreement of the Company enforceable in accordance with its terms, subject, as to enforcement, to bankruptcy, insolvency, reorganization and other laws of general applicability relating to or affecting creditors' rights and to general equity principles; and any Delayed Delivery Contracts conform to the description thereof in the Prospectus;

               (vi) The Securities have been duly authorized; the Underwriters' Securities have been duly executed, authenticated, issued and delivered and constitute valid and legally binding obligations of the Company entitled to the benefits provided by the Indenture; the Contract Securities, if any, when executed,


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authenticated, issued and delivered pursuant to the Indenture and the Delayed
Delivery Contracts, if any, will constitute valid and legally binding obligations of the Company entitled to the benefits provided by the Indenture; and the Securities and the Indenture conform to the descriptions thereof in the Prospectus;

               (vii) The Indenture has been duly authorized, executed and delivered by the parties thereto and constitutes a valid and legally binding instrument, enforceable in accordance with its terms, subject, as to enforcement, to bankruptcy, insolvency, reorganization and other laws of general applicability relating to or affecting creditors' rights and to general equity principles; and the Indenture has been duly qualified under the Trust Indenture Act;

               (viii) The issue and sale of the Securities and the compliance by the Company with all of the provisions of the Securities, the Indenture, each of the Delayed Delivery Contracts and this Agreement and the consummation of the transactions herein and therein contemplated will not conflict with or result in a material breach of any of the terms or provisions of, or constitute a default under, or result in the creation or imposition of any lien, charge or encumbrance upon any of the property or assets of the Company or any of its subsidiaries pursuant to the terms of, any indenture, mortgage, deed of trust, loan agreement or other agreement or instrument known to such counsel to which the Company or any of its subsidiaries is a party or by which the Company or any of its subsidiaries is bound or to which any of the property or assets of the Company or any of its subsidiaries is subject, nor will such action result in any violation of the provisions of the Amended and Restated Certificate of Incorporation or the Bylaws of the Company or any statute or any order, rule or regulation applicable to the Company and known to such counsel of any court or governmental agency or body having jurisdiction over the Company or any of its properties; and no consent, approval, authorization, order, registration or qualification of or with any court or governmental agency or body is required for the issue and sale of the Securities or the consummation of the other transactions contemplated by this Agreement or the Indenture or any of the Delayed Delivery Contracts, except such as have been obtained under the Act and the Trust Indenture Act and such consents, approvals, authorizations, registrations or qualifications as may be required under state securities or Blue Sky laws in connection with the purchase and/or distribution of the Securities by the Underwriters;

               (ix) The documents incorporated by reference in the Prospectus (other than the financial statements and related schedules therein, as to which such counsel need express no opinion), when they were filed with the Commission, complied as to form in all material respects with the requirements of the Exchange Act and the rules and regulations of the Commission thereunder; and such counsel have no reason to believe that any of such documents, when they were so filed, contained an untrue statement of a material fact or omitted to state a material fact required to be stated therein or necessary in order to make the statements therein, in the light of the circumstances under which they were made when such documents were so filed, not misleading; and

               (x) The Registration Statement and the Prospectus and any further amendments and supplements thereto made by the Company prior to the Time of


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Delivery (other than the financial statements therein, as to which such counsel need express no opinion) comply as to form in all material respects with the requirements of the Act and the Trust Indenture Act and the rules and regulations thereunder; such counsel have no reason to believe that the Registration Statement contained as of its effective date or that the Prospectus contained as of the date of the supplement comprising a part thereof, or that either the Registration Statement or the Prospectus contains as of the Time of Delivery (or that any further amendment or supplement thereto made by the Company prior to the Time of Delivery contained as of its date or contains as of the Time of Delivery) an untrue statement of material fact or that the Registration Statement omitted as of such effective date, or that the Prospectus omits as of the Time of Delivery to state a material fact required to be stated therein or necessary to make the statements therein not misleading; and such counsel does not know of any contracts or other documents of a character required to be filed as an exhibit to the Registration Statement or required to be incorporated by reference into the Prospectus or required to be described in the Registration Statement or in the Prospectus which are not filed or incorporated by reference or described as required.

With respect to subparagraphs (ix) and (x) of paragraph (c) above, Morrison & Foerster LLP may state that its opinion and belief are based on its participation in the preparation of the Registration Statement and the Prospectus and any amendments or supplements thereto and documents incorporated therein by reference and review and discussion of the contents thereof, but are without independent check or verification, except as specified.

          (d) At the Time of Delivery, Arthur Andersen LLP shall have furnished to you a letter or letters, dated the Time of Delivery, in form and substance satisfactory to you, to the effect set forth in Schedule III hereto;

          (e) (i) Neither the Company nor any of its subsidiaries shall have sustained since the date of the latest audited financial statements included or incorporated by reference in the Prospectus any material loss or interference with its business from fire, explosion, flood or other calamity, whether or not covered by insurance, or from any labor dispute or court or governmental action, order or decree, other than as set forth or contemplated in the Prospectus; and
(ii) since the respective dates as of which information is given in the Prospectus there shall not have been any decrease in the capital stock or any increase in the long-term debt (excluding capital leases) of the Company or any of its subsidiaries or a change, or any development involving a prospective change, in or affecting the general affairs, management, financial position, shareholders' investment or results of operations of the Company and its subsidiaries, otherwise than as set forth or contemplated in the Prospectus, the effect of which, in any such case described in clause (i) or (ii), is in your judgment so material and adverse as to make it impracticable or inadvisable to proceed with the public offering or the delivery of the Securities on the terms and in the manner contemplated in the Prospectus;

          (f) On or after the date of this Agreement, there shall not have occurred any of the following: (i) a suspension or material limitation in trading in securities generally on the New York Stock Exchange; (ii) a general moratorium on commercial banking activities in New York declared by either Federal or New York State

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authorities; or (iii) an outbreak or escalation of hostilities involving the
United States or the declaration by the United States of a national emergency or war, the effect of any such event specified in this clause (iii) in your judgment makes it impractical or inadvisable to proceed with the public offering or the delivery of the Underwriters' Securities on the terms and in the manner contemplated by the Prospectus; and

          (g) On or after the date of this Agreement (i) no downgrading shall have occurred in the rating accorded the Company's debt securities by any "nationally recognized statistical rating organization", as that term is defined by the Commission for purposes of Rule 436(g)(2) under the Act, and (ii) no such organization shall have publicly announced that it has under surveillance or review, with possible negative implications, its rating of any of the Company's debt securities the effect of which, in any event specified in clause (i) or
(ii), in your judgment makes it impracticable or inadvisable to proceed with the public offering or the delivery of the Securities on the terms and in the manner contemplated in the Prospectus; and

          (h) The Company shall have furnished or caused to be furnished to you at the Time of Delivery certificates of officers of the Company satisfactory to you as to the accuracy of the representations and warranties of the Company herein at and as of the Time of Delivery and as to the performance by the Company of all of its obligations hereunder to be performed at or prior to the Time of Delivery and the Company also shall have furnished to you a certificate of officers of the Company satisfactory to you as to the matters set forth in subsections (a), (f) and (h) of this Section.

     8. (a) The Company will indemnify and hold harmless each Underwriter against any losses, claims, damages or liabilities, joint or several, to which such Underwriter may become subject, under the Act or otherwise, insofar as such losses, claims, damages or liabilities (or actions in respect thereof) arise out of or are based upon an untrue statement or alleged untrue statement of a material fact contained in any Preliminary Prospectus, the Registration Statement in the form in which it was initially declared effective, or the Prospectus, or any amendment or supplement thereto, or arise out of or are based upon the omission or alleged omission to state therein a material fact required to be stated therein or necessary to make the statements therein not misleading, and will reimburse each Underwriter for any legal or other expenses reasonably incurred by such Underwriter in connection with investigating or defending any such action or claim; PROVIDED, HOWEVER, that the Company shall not be liable in any such case to the extent that any such loss, claim, damage or liability arises out of or is based upon an untrue statement or alleged untrue statement or omission or alleged omission made in any Preliminary Prospectus, the Registration Statement or such Prospectus or any such amendment or supplement in reliance upon and in conformity with written information furnished to the Company by any Underwriter through you expressly for use therein.

          (b) Each Underwriter will indemnify and hold harmless the Company against any losses, claims, damages or liabilities to which the Company may become subject, under the Act or otherwise, insofar as such losses, claims, damages or liabilities (or actions in respect thereof) arise out of or are based upon an untrue statement or alleged untrue statement of a material fact contained in any Preliminary Prospectus, the

Registration Statement in the form in which it was initially declared effective, or the Prospectus, or any amendment or supplement thereto, or arise out of or are based upon the omission or alleged omission to state therein a material fact required to be stated therein or necessary to make the statements therein not misleading, in each case to the extent, but only to the extent, that such untrue statement or alleged untrue statement or omission or alleged omission was made in any Preliminary Prospectus, the Registration Statement or such Prospectus or any such amendment or supplement in reliance upon and in conformity with written information furnished to the Company by such Underwriter through you expressly for use therein; and will reimburse the Company for any legal or other expenses reasonably incurred by the Company in connection with investigating or defending any such action or claim.

          (c)  Promptly after receipt by an indemnified party under subsection
(a) or (b) above of notice of the commencement of any action, such indemnified party shall, if a claim in respect thereof is to be made against the indemnifying party under such subsection, notify the indemnifying party in writing of the commencement thereof; but the omission so to notify the indemnifying party shall not relieve it from any liability which it may have to any indemnified party otherwise than under such subsection. In case any such action shall be brought against any indemnified party and it shall notify the indemnifying party of the commencement thereof, the indemnifying party shall be entitled to participate therein and, to the extent that it shall wish, jointly with any other indemnifying party similarly notified, to assume the defense thereof, with counsel satisfactory to such indemnified party (who shall not, except with the consent of the indemnified party, be counsel to the indemnifying party), and, after notice from the indemnifying party to such indemnified party of its election so to assume the defense thereof, the indemnifying party shall not be liable to such indemnified party under such subsection for any legal expenses of other counsel or any other expenses, in each case subsequently incurred by such indemnified party, in connection with the defense thereof other than reasonable costs of investigation.

          (d) If the indemnification provided for in this Section 8 is unavailable to or insufficient to hold harmless an indemnified party under subsection (a) or (b) above in respect of any losses, claims, damages or liabilities (or actions in respect thereof) referred to therein, then each indemnifying party shall contribute to the amount paid or payable by such indemnified party as a result of such losses, claims, damages or liabilities (or actions in respect thereof) in such proportion as is appropriate to reflect the relative benefits received by the Company on the one hand and the Underwriters on the other from the offering of the Securities. If, however, the allocation provided by the immediately preceding sentence is not permitted by applicable law or if the indemnified party failed to give the notice required under subsection (c) above, then each indemnifying party shall contribute to such amount paid or payable by such indemnified party in such proportion as is appropriate to reflect not only such relative benefits but also the relative fault of the Company on the one hand and the Underwriters on the other in connection with the statements or omissions which resulted in such losses, claims, damages or liabilities (or actions in respect thereof), as well as any other relevant equitable considerations. The relative benefits received by the Company on the one hand and the Underwriters on the other shall be deemed to be in the same proportion as the total net proceeds from the offering (before deducting expenses) received by the Company bear to the total underwriting discounts and commissions received by the Underwriters, in each case as set forth in the table on the cover page of the Prospectus. The relative fault shall be determined by reference to, among other things, whether the untrue or alleged untrue statement of a material fact or the omission or alleged omission to state a material fact relates to information supplied by the Company or the Underwriters and the parties' relative intent, knowledge, access to information and opportunity to correct or prevent such statement or omission. The Company and the Underwriters agree that it would not be just and equitable if contribution pursuant to this subsection (d) were determined by pro rata allocation (even if the Underwriters were treated as one entity for such purpose) or by any other method of allocation which does not take account of the equitable considerations referred to above in this subsection (d). The amount paid or payable by an indemnified party as a result of the losses, claims, damages or liabilities (or actions in respect thereof) referred to above in this subsection (d) shall be deemed to include any legal or other expenses reasonably incurred by such indemnified party in connection with investigating or defending any such action or claim. Notwithstanding the provisions of this subsection (d), no Underwriter shall be required to contribute any amount in excess of the amount by which the total price at which the Securities underwritten by it and distributed to the public were offered to the public exceeds the amount of any damages which such Underwriter has otherwise been required to pay by reason of such untrue or alleged untrue statement or omission or alleged omission. No person guilty of fraudulent misrepresentation (within the meaning of Section 11(f) of the Act) shall be entitled to contribution from any person who was not guilty of such fraudulent misrepresentation. The Underwriters' obligations in this subsection (d) to contribute are several in proportion to their respective underwriting obligations and not joint.

          (e) The obligations of the Company under this Section 8 shall be in addition to any liability which the Company may otherwise have and shall extend, upon the same terms and conditions, to each person, if any, who controls any Underwriter within the meaning of the Act; and the obligations of the Underwriters under this Section 8 shall be in addition to any liability which the respective Underwriters may otherwise have and shall extend, upon the same terms and conditions, to each officer and director of the Company and to each person, if any, who controls the Company within the meaning of the Act.

     9. (a) If any Underwriter shall default in its obligation to purchase the Underwriters' Securities which it has agreed to purchase hereunder, you may in your discretion arrange for you or another party or other parties to purchase such Underwriters' Securities on the terms contained herein. If within thirty-six hours after such default by any Underwriter you do not arrange for the purchase of such Underwriters' Securities, then the Company shall be entitled to a further period of thirty-six hours within which to procure another party or other parties satisfactory to you to purchase such Underwriters' Securities on such terms. In the event that, within the respective prescribed periods, you notify the Company that you have so arranged for the purchase of such Underwriters' Securities, or the Company notifies you that it has so arranged for the purchase of such Underwriters' Securities, you or the Company shall have the right to postpone the Time of Delivery for a period of not more than seven days, in order to effect whatever changes may thereby be made necessary in the Registration Statement or the Prospectus, or in any other documents or arrangements, and the Company agrees to file promptly any amendments to the Registration Statement or the Prospectus which in your opinion may thereby be made necessary. The term "Underwriter" as used in this Agreement shall include any person substituted under the Section with like effect as if such person had originally been a party to this Agreement with respect to such Securities.

          (b) If, after giving effect to any arrangements for the purchase of the Underwriters' Securities of a defaulting Underwriter or Underwriters by you and the Company as provided in subsection (a) above, the aggregate principal amount of such Underwriters' Securities which remains unpurchased does not exceed one-tenth of the aggregate principal amount of all the Securities, then the Company shall have the right to require each non-defaulting Underwriter to purchase the principal amount of Underwriters' Securities which such Underwriter agreed to purchase hereunder and, in addition, to require each non-defaulting Underwriter to purchase its pro rata share (based on the principal amount of Securities which such Underwriter agreed to purchase hereunder) of the Underwriters' Securities of such defaulting Underwriter or Underwriters for which such arrangements have not been made; but nothing herein shall relieve a defaulting Underwriter from liability for its default.

          (c) If after giving effect to any arrangements for the purchase of the Underwriters' Securities of a defaulting Underwriter or Underwriters by you and the Company as provided in subsection (a) above the aggregate principal amount of Underwriters' Securities which remains unpurchased exceeds one-tenth of the aggregate principal amount of all the Securities, or if the Company shall not exercise the right described in subsection (b) above to require non-defaulting Underwriters to purchase Underwriters' Securities of a defaulting Underwriter or Underwriters, then this Agreement shall thereupon terminate, without liability on the part of any non-defaulting Underwriter or the Company, except for the expenses to be borne by the Company and the Underwriters as provided in Section 6 hereof and the indemnity and contribution agreements in
Section 8 hereof; but nothing herein shall relieve a defaulting Underwriter from liability for its default.

     10. The respective indemnities, agreements, representations, warranties and other statements of the Company and the several Underwriters, as set forth in this Agreement or made by or on behalf of them, respectively, pursuant to this Agreement, shall remain in full force and effect, regardless of any investigation (or any statement as to the results thereof) made by or on behalf of any Underwriter or any controlling person of any Underwriter, or the Company, or any officer or director or controlling person of the Company, and shall survive delivery of and payment for the Securities.

     11. If this Agreement shall be terminated pursuant to Section 9 hereof, the Company shall not then be under any liability to any Underwriter except as provided in Section 6 and Section 8 hereof; but if for any other reason the Underwriters' Securities are not delivered by or on behalf of the Company as provided herein, the Company will reimburse the Underwriters through you for all out-of-pocket expenses approved in writing by you, including fees and disbursements of counsel, reasonably incurred by the Underwriters in making preparations for the purchase, sale and delivery of the Securities, but the Company shall then be under no further liability to any Underwriter except as provided in Section 6 and Section 8 hereof.

     12. In all dealings hereunder, you shall act on behalf of each of the Underwriters, and the Company shall be entitled to act and rely upon any statement, request, notice or agreement on behalf of any Underwriter made or given by you jointly or by [LEAD UNDERWRITER] on behalf of you as the Representatives and may assume that such statement, request, notice or agreement has been duly authorized by such Underwriter.

     All statements, requests, notices and agreements hereunder shall be in writing or by telegram if promptly confirmed in writing, and if to the Underwriters, shall be sufficient in all respects if delivered or sent by registered mail to you as the Representatives in care of [NAME AND ADDRESS OF LEAD UNDERWRITER], Attention: ______________; and if to the Company, shall be sufficient in all respects if delivered or sent by registered mail to DMC Stratex Networks, Inc., 170 Rose Orchard Way, San Jose, California 95134, Attention: Chief Financial Officer; PROVIDED, HOWEVER, that any notice to an Underwriter pursuant to Section 8(c) hereof shall be delivered or sent by registered mail to such Underwriter at its address set forth in its Underwriters' Questionnaire or telex constituting such Questionnaire delivered to the Company.

     13. This Agreement shall be binding upon, and inure solely to the benefit of, the Underwriters, the Company and, to the extent provided in Sections 8 and 10 hereof, the officers and directors of the Company and each person who controls the Company or any Underwriter, and their respective heirs, executors, administrators, successors and assigns, and no other person shall acquire or have any right under or by virtue of this Agreement. No purchaser of any of the Securities from any Underwriter shall be deemed a successor or assign by reason merely of such purchase.

     14.  Time shall be of the essence of this Agreement.

     15. This Agreement shall be construed in accordance with the laws of the State of California, without regard to conflict of laws principles.

     16. This Agreement may be executed by any one or more of the parties hereto in any number of counterparts, each of which shall be deemed to be an original, but all such counterparts shall together constitute one and the same instrument.

     If the foregoing is in accordance with your understanding, please sign and return to us two counterparts hereof, and upon the acceptance hereof by you, on behalf of each of the Underwriters, this letter and such acceptance hereof shall constitute a binding agreement between each of the Underwriters and the Company.

     It is understood that your acceptance of this letter on behalf of each of the Underwriters is pursuant to the authority set forth in a form of a telex, copies of which, to the extent practicable and upon request, shall be submitted to the Company for examination, but without warranty on your part as to the authority of the senders thereof.

                                       Very truly yours,

                                       DMC STRATEX NETWORKS, INC.



                                       By:_____________________________________

                                       Name:___________________________________

                                       Its:____________________________________

ACCEPTED AND AGREED TO BY:

[REPRESENTATIVE(S)]



By:_____________________________________

Name:___________________________________

Its:____________________________________

On behalf of each of the Underwriters

                                   SCHEDULE I

Underwriting Agreement dated [PRICING DATE]

Registration Statement No.[____________]

Representatives:

Description of Securities:

     Title:

     Maturity:

     Interest Rate:

     Interest Payment Dates:

     Aggregate principal amount and currency:

Purchase price and currency:  $plus accrued interest from

[INITIAL INTEREST ACCRUAL DATE]



          Sinking fund provisions: [The Securities shall not be entitled to any sinking fund.]

          Redemption provisions: [The Securities are not redeemable prior to maturity.]

          Other provisions: [Defeasance provisions set forth in Articles Four and Fifteen of the Indenture shall apply to the Securities]

Closing Date, Time and Location: [CLOSING DATE] at 9:30 a.m. at the office of _____________________________________.

                                   SCHEDULE II

                                   PRINCIPAL AMOUNT OF
UNDERWRITER                        SECURITIES TO BE PURCHASED

                                  SCHEDULE III

Pursuant to Section 7(d) of the Underwriting Agreement, the accountants shall furnish letters to the Underwriters to the effect that:

(i) They are independent certified public accountants with respect to the Company and its subsidiaries within the meaning of the Act and the applicable published rules and regulations thereunder;

(ii) In their opinion, the financial statements and any supplementary financial information and schedules examined by them and included or incorporated by reference in the Registration Statement or Prospectus comply as to form in all material respects with the applicable accounting requirements of the Act or the Exchange Act, as applicable, and the related published rules and regulations thereunder; and, if applicable, they have made a review in accordance with standards established by the American Institute of Certified Public Accountants of the consolidated interim financial statements, selected financial data, pro forma financial information and/or condensed financial statements derived from audited financial statements of the Company for the periods specified in such letter, as indicated in their reports thereon, copies of which have been furnished to the Representatives;

(iii) In their opinion, the unaudited selected financial information with respect to the consolidated results of operations and financial position of the Company for the five most recent fiscal years included in the Prospectus and included or incorporated by reference in Item 6 of the Company's Annual Report on Form 10-K for the most recent fiscal year agrees with the corresponding amounts (after restatement where applicable) in the audited consolidated financial statements for such fiscal years which were included or incorporated by reference in the Company's Annual Reports on Form 10-K for such fiscal years;

(iv) On the basis of limited procedures, not constituting an examination in accordance with generally accepted auditing standards, consisting of a reading of the unaudited financial statements and other information referred to below, a reading of the latest available interim financial statements of the Company and its subsidiaries, inspection of the minute books of the Company and its subsidiaries since the date of the latest audited financial statements included or incorporated by reference in the Prospectus, inquiries of officials of the Company and its subsidiaries responsible for financial and accounting matters and such other inquiries and procedures as may be specified in such letter, nothing came to their attention that caused them to believe that:

        (A) the unaudited condensed consolidated statements of income, consolidated balance sheets and consolidated statements of changes in financial position included or incorporated by reference in the Company's Quarterly Reports on Form 10-Q incorporated by reference in the Prospectus do not comply as to form in all material respects with the applicable accounting requirements of the Exchange Act as its applies to Form 10-Q and the related published rules and regulations thereunder or are not in conformity with generally accepted accounting principles for interim financial statements applied on a basis substantially consistent with the basis for the audited consolidated statements of income, consolidated balance sheets and consolidated statements of changes in financial position included or incorporated by reference in the Company's Annual Report on Form 10-K for the most recent fiscal year;

        (B) any other unaudited income statement data and balance sheet items included in the Prospectus do not agree with the corresponding items in the unaudited consolidated financial statements from which such data and items were derived, and any such unaudited data and items were not determined on a basis substantially consistent with the basis for the corresponding amounts in the audited consolidated financial statements included or incorporated by reference in the Company's Annual Report on Form 10-K for the most recent fiscal year;

        (C) the unaudited financial statements which were not included in the Prospectus but from which were derived the unaudited condensed financial statements referred to in Clause (A) and any unaudited income statement data and balance sheet items included in the Prospectus and referred to in Clause (B) were not determined on a basis substantially consistent with the basis for the audited financial statements included or incorporated by reference in the Company's Annual Report on Form 10-K for the most recent fiscal year;

        (D) any unaudited pro forma consolidated condensed financial statements included or incorporated by reference in the Prospectus do not comply as to form in all material respects with the applicable accounting requirements of the Act and the published rules and regulations thereunder;

        (E) as of a specified date not more than five days prior to the date of such letter, when compared with amounts shown in the latest balance sheet included or incorporated by reference in the Prospectus, there have been

        - any changes in the consolidated capital stock (other than issuances of capital stock upon the exercise of stock options, pursuant to performance shares or restricted stock awards and upon the conversion of convertible securities, in each case which were outstanding on the date of the latest balance sheet included or incorporated by reference in the Prospectus), or

        - any increase in the consolidated long-term debt (excluding capital leases) of the Company and its subsidiaries, or

        - any decrease in consolidated working capital greater than 1.5% of the Company's most recent fiscal year-end total consolidated assets (treating all commercial paper as a current liability), or

        - any decreases in consolidated shareholders' investment greater than 0.5% of the Company's most recent fiscal year-end total consolidated assets (excluding decreases resulting from normally recurring dividends), or

        - any decreases or increases in other items specified by the Representatives in each case except for changes, increases or decreases which the Prospectus discloses have occurred or may occur or which are described in such letter; and

        (F) for the period from the date of the latest financial statements included or incorporated by reference in the Prospectus to the specified date referred to in Clause (E), when compared with the comparable period of the preceding year and with any other period of corresponding length specified by the Representatives, there were

        - any decreases in consolidated net sales or earnings before income taxes and extraordinary charges, or

        - any decreases in the total or per share amounts of consolidated net income or other items specified by the Representatives, or

        -       any increases in any items specified by the Representatives in each case except for increases or decreases which the Prospectus discloses have occurred or may occur or which are described in such letter; and

(v) In addition to the examination referred to in their report(s) included or incorporated by reference in the Prospectus and the limited procedures, inspection of minute books, inquiries and other procedures referred to in paragraphs (iii) and (iv) above, they have carried out certain specified procedures, not constituting an examination in accordance with generally accepted auditing standards, with respect to certain amounts, percentages and financial information specified by the Representatives which are derived from the general accounting records of the Company and its subsidiaries, which appear in the Prospectus (excluding documents incorporated by reference), or in Part II of, or in exhibits and schedules to, the Registration Statement specified by the Representatives or in documents incorporated by reference in the Prospectus specified by the Representatives, and have compared certain of such amounts, percentages and financial information with the accounting records of the Company and its subsidiaries and have found them to be in agreement.

                                   SCHEDULE IV

                            DELAYED DELIVERY CONTRACT

DMC STRATEX NETWORKS, INC.

C/O

ATTENTION:

Dear Sirs:

         The undersigned hereby agrees to purchase from DMC STRATEX NETWORKS, INC.(hereinafter called the "Company"), and the Company agrees to sell to the undersigned, $principal amount of the Company's (hereinafter called the "Securities"), offered by the Company's Prospectus dated and Prospectus Supplement dated ____________, receipt of a copy of which is hereby acknowledged, at a purchase price of _____% of the principal amount thereof, plus accrued interest from the date from which interest accrues as set forth below, and on the further terms and conditions set forth in this contract.

         The undersigned will purchase the Securities from the Company on ___________, (the "Delivery Date") and interest on the Securities so purchased will accrue from ________________.

         Payment for the Securities which the undersigned has agreed to purchase on the Delivery Date shall be made to the Company or its order by certified or official bank check in New York Clearing House funds at the office of , or by wire transfer to a bank account specified by the Company, on the Delivery Date upon delivery to the undersigned of the Securities then to be purchased by the undersigned in definitive fully registered form and in such denominations and registered in such names as the undersigned may designate by written or telegraphic communication addressed to the Company not less than five full business days prior to the Delivery Date.

         The obligation of the undersigned to take delivery of and make payment for the Securities on the Delivery Date shall be subject to the condition that the purchase of the Securities to be made by the undersigned shall not on the Delivery Date be prohibited under the laws of the jurisdiction to which the undersigned is subject. The obligation of the undersigned to take delivery of and make payment for the Securities shall not be affected by the failure of any purchaser to take delivery of and make payment for the Securities pursuant to other contracts similar to this contract.

         The undersigned understands that underwriters (the "Underwriters") are also purchasing Securities from the Company, but that the obligations of the undersigned hereunder are not contingent on such purchases. [PROMPTLY AFTER COMPLETION OF THE SALE TO THE UNDERWRITERS THE COMPANY WILL MAIL OR DELIVER TO THE UNDERSIGNED AT ITS ADDRESS SET FORTH BELOW NOTICE TO SUCH EFFECT, ACCOMPANIED BY A COPY OF THE OPINION OF

COUNSEL FOR THE COMPANY DELIVERED TO THE UNDERWRITERS IN CONNECTION THEREWITH.]

         The undersigned represents and warrants that, as of the date of this contract, the undersigned is not prohibited from purchasing the Securities hereby agreed to be purchased by it under the laws of the jurisdiction to which the undersigned is subject.

         This contract will inure to the benefit of and be binding upon the parties hereto and their respective successors, but will not be assignable by either party hereto without the written consent of the other.

         This contract may be executed by either of the parties hereto in any number of counterparts, each of which shall be deemed to be an original, but all such counterparts shall together constitute one and the same instrument.

         It is understood that the acceptance by the Company of any Delayed Delivery Contract (including this contract) is in the Company's sole discretion and that, without limiting the foregoing, acceptances of such contracts need not be on a first-come, first-served basis. If this contract is acceptable to the Company, it is requested that the Company sign the form of acceptance below and mail or deliver one of the counterparts hereof to the undersigned at its address set forth below. This will become a binding contract between the Company and the undersigned when such counterpart is so mailed or delivered by the Company.

                                  Yours very truly,



                                  By:__________________________________________
                                                  (Signature)

                                  _____________________________________________
                                                (Name and Title)



                                  _____________________________________________
                                                    (Address)


Accepted: _________________,

DMC STRATEX NETWORKS, INC.



By:___________________________
Name:_________________________
Its:__________________________